SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 16, 2003

BLACK HILLS CORPORATION

(Exact name of registrant as specified in its charter)

South Dakota	001-31303	46-0458824
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

625 Ninth Street, P.O. Box 1400, Rapid City, South Dakota	57709
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (605) 721-1700

Not applicable

(Former name or former address, if changed since last report)

Item 5. Other Events.

On November 27, 2002, Black Hills Corporation (the “Company”) filed a Registration Statement on Form S-3, File No. 333-101541, and, on January 13, 2003 and February 4, 2003, the Company filed amendments thereto (collectively, with such amendments, the “Registration Statement”), with the Securities and Exchange Commission (the “Commission”) relating to the public offering, pursuant to Rule 415 under the Securities Act of 1933, as amended, of up to an aggregate of $400,000,000 in securities of the Company. On February 5, 2003, the Commission declared the Registration Statement effective.

On May 20, 2003, the Company filed with the Commission a supplement to the Prospectus, dated May 16, 2003 (the “Prospectus Supplement”), relating to the issuance and sale in an underwritten public offering of $250,000,000 in aggregate principal amount of 6.50% Notes due 2013 of the Company (the “Notes”). In connection with the filing of the Prospectus Supplement with the Commission, the Company is filing certain exhibits as part of this Form 8-K. See “Item 7. Financial Statements and Exhibits.”

Item 7. Financial Statements and Exhibits.

(c)	Exhibits.

The following exhibits are filed with this report on Form 8-K.

Exhibit No.	Description

1.1

Underwriting Agreement dated May 16, 2003 among the Company and Credit Suisse First Boston LLC and Lehman Brothers Inc., as representatives of the underwriters, with respect to the issuance and sale by the Company of the Notes.

4.1	Form of First Supplemental Indenture dated as of May 21, 2003 between the Company and LaSalle Bank National Association, as Trustee.

5.1	Opinion of Steven J. Helmers regarding the legality and enforceability of the Notes.

5.2	Opinion of Conner & Winters, P.C.

12.1

Statements Regarding Computation of Ratio of Earnings to Fixed Charges, Ratio of Earnings to Fixed Charges and Preferred Stock Dividends, Pro Forma Ratio of Earnings to Fixed Charges and Pro Forma Ratio of Earnings to Fixed Charges and Preferred Stock Dividends.

23.1	Consent of Steven J. Helmers (included in Exhibit 5.1).

23.2	Consent of Conner & Winters, P.C. (included in Exhibit 5.2).

25.1	Form T-1 Statement of Eligibility of LaSalle Bank National Association.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLACK HILLS CORPORATION

Date: May 20, 2003	By:	/s/ Roxann R. Basham
Roxann R. Basham Vice President – Controller

Exhibit Index

The following exhibits are filed with this report on Form 8-K.

Exhibit No.	Description

1.1

Underwriting Agreement dated May 16, 2003 among the Company and Credit Suisse First Boston LLC and Lehman Brothers Inc., as representatives of the underwriters, with respect to the issuance and sale by the Company of the Notes.

4.1	Form of First Supplemental Indenture dated as of May 21, 2003 between the Company and LaSalle Bank National Association, as Trustee.

5.1	Opinion of Steven J. Helmers regarding the legality and enforceability of the Notes.

5.2	Opinion of Conner & Winters, P.C.

12.1

Statements Regarding Computation of Ratio of Earnings to Fixed Charges, Ratio of Earnings to Fixed Charges and Preferred Stock Dividends, Pro Forma Ratio of Earnings to Fixed Charges and Pro Forma Ratio of Earnings to Fixed Charges and Preferred Stock Dividends.

23.1	Consent of Steven J. Helmers (included in Exhibit 5.1).

23.2	Consent of Conner & Winters, P.C. (included in Exhibit 5.2).

25.1	Form T-1 Statement of Eligibility of LaSalle Bank National Association.